FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1998
                                                          ---------------

                           Aerial Communications, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       0-28262                  39-1706857
   ----------                      -------                  ----------
 (State or other                   (Commission              (IRS Employer
  jurisdiction of                   File Number)           Identification No.)
  incorporation)


 8410 West Bryn Mawr, Suite 1100, Chicago, Illinois                60631
-----------------------------------------------------            ---------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

         This Current Report on Form 8-K is being filed for the purpose of filing the Credit Agreement dated June 30, 1998 between the Company, the financial institutions named therein as lenders and Nokia Telecommunications Inc. as agent.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)      Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    November 09, 1998         AERIAL COMMUNICATIONS, INC.
                                  (Registrant)





                                 By: /s/ J. Clarke  Smith
                                    ----------------------------------
                                 J. Clarke Smith
                                 Vice President - Finance and Administration,
                                 Chief Financial Officer and Treasurer












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




                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

         99.1                       The Credit  Agreement  dated  June 30, 1998
                                    between   the   Company,    the   financial
                                    institutions named therein and Nokia
                                    Telecommunications, Inc.



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